STATEMENT OF ADDITIONAL INFORMATION

August 1, 2021

As revised June 29, 2022

MUTUAL FUND SERIES TRUST

AlphaCentric Income Opportunities Fund

Class A: IOFAX Class C: IOFCX Class I: IOFIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX Class LYFCX Class I: LYFIX

AlphaCentric Municipal Opportunities Fund

Class A: MUNAX Class C: MUNCX Class I: MUNIX

AlphaCentric Premium Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

AlphaCentric Robotics and Automation Fund

Class A: GNXAX Class C: GNXCX Class I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMAX Class I: SYMAX

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the AlphaCentric Income Opportunities Fund (“Income Opportunities Fund”), AlphaCentric LifeSci Healthcare Fund (“LifeSci Healthcare Fund”), AlphaCentric Municipal Opportunities Fund (“Municipal Opportunities Fund”) AlphaCentric Premium Opportunity Fund (“Premium Opportunity Fund”), AlphaCentric Robotics and Automation Fund (the “Robotics and Automation Fund”) and AlphaCentric Symmetry Strategy Fund (“Symmetry Strategy Fund”)”) (each a “Fund” and collectively, the “Funds”), dated August 1, 2021. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Annual Report with respect to the Funds for the period ended March 31, 2021 is incorporated by reference into this SAI. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge from the Trust by writing to the above address or calling 1-844-ACFUNDS (1-844-223-8637).

TABLE OF CONTENTS

MUTUAL FUND SERIES TRUST	3
INVESTMENT RESTRICTIONS	4
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	6
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	25
PRINCIPAL SHAREHOLDERS	32
ADVISOR AND SUB-ADVISORS	41
CODE OF ETHICS	50
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	50
COMPLIANCE SERVICES	52
CUSTODIAN	52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
COUNSEL	53
DISTRIBUTOR	53
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	56
PROXY VOTING POLICY	57
PORTFOLIO TURNOVER	58
PORTFOLIO TRANSACTIONS	58
Purchase and Redemption of Shares	60
Reduction of Up-Front Sales Charge on Class A Shares	61
Waivers of Up-Front Sales Charge on Class A Shares	62
Exchange Privilege	62
NET ASSET VALUE	62
TAX INFORMATION	63
INVESTMENTS IN FOREIGN SECURITIES	63
BACKUP WITHHOLDING	64
FOREIGN SHAREHOLDERS	64
FINANCIAL STATEMENTS	65
Appendix A	66
Appendix B	68
Appendix C	70
Appendix D	72
Appendix E	75
Appendix F	77

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MUTUAL FUND SERIES TRUST

The Trust (formerly known as Catalyst Funds), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The LifeSci Healthcare Fund, Municipal Opportunities Fund, Robotics and Automation Fund (known as the AlphaCentric Global Innovations Fund before August 1, 2019) and the Symmetry Strategy Fund are each separate non-diversified series of the Trust. The Income Opportunities Fund and the Premium Opportunity Fund (known as the AlphaCentric Hedged Market Opportunity Fund before March 15, 2019) are each diversified series of the Trust. There are currently several other series (or funds) of the Trust and additional series may be created by the Board from time to time.

AlphaCentric Advisors LLC (“AlphaCentric” or the “Advisor”) acts as the investment advisor to the Funds.

Garrison Point Capital, LLC (“Garrison Point” or a “Sub-Advisor”) serves as the investment sub-advisor to the Income Opportunities Fund.

LifeSci Fund Management LLC (“LifeSci” or a “Sub-Advisor”) acts as the investment sub-advisor to the LifeSci Healthcare Fund.

SWBC Investment Company (“SWBC” or a “Sub-Advisor”) acts as an investment sub-advisor to the Municipal Opportunities Fund.

Contego Capital Group, Inc. (“Contego” or a “Sub-Advisor”) acts as the investment sub-advisor to Robotics and Automation Fund.

Mount Lucas Management LP (“Mount Lucas” or a “Sub-Advisor”) acts as an investment sub-advisor to the Municipal Opportunities Fund and the Symmetry Strategy Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any pre-emptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares: Class A, Class C and Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

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INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except where otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities; and

(g)       invest 25% or more of its total assets in a particular industry or group of industries except that: the Income Opportunities Fund will invest 25% or more of its total assets in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities; the LifeSci Healthcare Fund will invest 25% or more of its assets in biotech and pharmaceutical, health care facilities and services, and medical equipment and devices industries, collectively; and the Robotics and Automation Fund will invest 25% or more of its total assets in in companies in the machinery and electrical equipment industries, collectively. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction.

*The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

With respect to interpretations of the SEC or its staff described in paragraph (b) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section

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18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

OTHER INVESTMENT POLICIES

The investment policies set forth below are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

With respect to each Fund:

(a)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(b)                No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

(c)                 No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Pursuant to Rule 22e-4, the Fund will not invest more than 15% of its net assets in investments for which there are legal or contractual restrictions on resale and other illiquid investments. Rule 144A investments with registration rights are not considered to be illiquid. If illiquid investments exceed 15% of the Fund’s net assets, the Fund will take corrective action consistent with Rule 22e-4.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds. The Funds may also rely on Rule 12d1-f to exceed the 3%, 5% and 10% limitations described above.

Exchange Traded Funds. Each Fund may invest in a range of ETFs. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities.

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ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively. The Funds may also acquire shares of closed-end funds in reliance upon Rule 12d1-4.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses

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due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, the risks borne by a SPAC’s public shareholders include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered

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without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market

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price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with

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a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

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Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Advisor, on behalf of Municipal Opportunities Fund and Robotics and Automation Fund, has filed with the National Futures Association (“NFA”), a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator. Premium Opportunity Fund and Symmetry Strategy Fund are each a “commodity pool” under the CEA, and the Advisor is registered as a “commodity pool operator” with CFTC and is a member of the NFA. As a registered commodity pool operator with respect to Premium Opportunity Fund and Symmetry Strategy Fund, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In

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addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also

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invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

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Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery

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transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of

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dividends a Fund must pay each year and, in order to generate cash necessary to pay such dividends, a Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon). When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s or Sub-Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

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A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor or Sub-Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s or Sub-Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value.

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In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year

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fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities

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may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally has no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund acquires Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund acquires direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more

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difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund segregates assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of

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proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Advisor or its affiliate, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds donot lend their securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against The Box.” The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Custodian or qualified sub-custodian. No more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales “against the box” at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as

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collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and Form N-PORT 30 days after each fiscal quarter end.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an Advisor or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering renewal of the existing advisory and sub-advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor and the Sub-Advisor, the performance of the Funds, the Advisor and Sub-Advisor’s costs and the profitability of the agreements to the Advisor and Sub-Advisor, ancillary benefits to the Advisor and Sub-Advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has three standing committees: the Audit Committee, the Risk and Compliance Committee, and the Special Committee. The Trust has a standing Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

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Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, a real estate/investment firm, since 1999. Managing Member of PTL Real Estate LLC, 2000 2019; Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	52

Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010
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Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	54	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President,2/2012-3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010
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Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021. Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

			N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022

Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/20212; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019

				N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and in Catalyst Capital Advisors LLC, the investment adviser to certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Mr. Stephen Lachenauer, each an Independent Trustee. Mr. Caldwell

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serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the President of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s adviser and other service providers to the Fund. Although the risk management policies of the adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended March 31, 2021, the Audit Committee met 4 times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenauer serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly During the fiscal year ended March 31, 2021, the Risk and Compliance Committee met 4 times.

Special Committee. Mr. Caldwell, Mr. Weisz and Mr. Lachenuaer serve on a Special Committee responsible for reviewing the allegations contained in any class action lawsuit filed against the Trust, demand for books and records served upon the Trust, or any derivative lawsuit that may be filed against the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended March 31, 2021.

 Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any

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portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required.

Background and Qualifications of the Trustees. Mr. Szilagyi is a member of AlphaCentric Advisors LLC, an investment advisor to other series of the Trust, President of Rational Advisors, Inc., the investment advisor to funds in the Mutual Fund and Variable Insurance Trust and Strategy Shares, and the managing member of Catalyst Capital Advisors LLC, an investment advisor and original sponsor of the Trust. He is also the managing member of MFund Services LLC, which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the funds. Mr. Caldwell also serves as a Trustee of other mutual funds.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2020

Name of Trustee	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi
Dollar Range of Equity Securities in Income Opportunities Fund	$1-$10,000	None	None	Over $100,000
Dollar Range of Equity Securities in LifeSci Healthcare Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Municipal Opportunities Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Premium Opportunity Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Robotics and Automation Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Symmetry Strategy Fund	None	None	None	Over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	None	Over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees of the Trust during the fiscal year ended March 31, 2021. The Trust has no retirement or pension plans.

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Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Mr. Lachenauer	Mr. Szilagyi**
Aggregate Compensation from the Income Opportunities Fund	$5,747	$4,471	$0	$0
Aggregate Compensation from the LifeSci Healthcare Fund	$4,747	$3,471	$0	$0
Aggregate Compensation from the Municipal Opportunities Fund	$4,747	$3,471	$0	$0
Aggregate Compensation from the Premium Opportunity Fund	$4,747	$3,471	$0	$0
Aggregate Compensation from the Robotics and Automation Fund	$4,747	$3,471	$0	$0
Aggregate Compensation from the Symmetry Strategy Fund	$4,747	$3,471	$0	$0
Total Compensation from Fund Complex*	$259,850	$139,500	$79,500	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

Legal Matters

On June 3, 2022, the SEC announced separate settlements (each an “Order” and collectively, the “Orders”) with the Advisor and Garrison Point to resolve inquiries concerning the Income Opportunities Fund. The Advisor’s settled Order addressed its policies and procedures related to (i) the valuation of small, odd-lot securities purchased by the Income Opportunities Fund in 2015 and (ii) oversight of Garrison Point in challenging pricing vendor marks. Garrison Point’s settled Order addressed compliance failures regarding odd lots and challenges to pricing vendor marks as well as inaccurate statements regarding the sources of Income Opportunities Fund’s performance.

Under the Orders, whose statements were neither admitted nor denied, the Advisor agreed to a censure, to pay a civil penalty of $300,000 and to cease and desist from violating certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”).  Garrison Point agreed to a censure, to pay a civil penalty of $3,500,000 and to cease and desist from violating certain provisions of the Advisers Act and the 1940 Act. .

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY (Symmetry Strategy Fund)

The Fund may invest up to 25% of its total assets in its Subsidiary. The Subsidiary invests primarily in commodities and other futures contracts. For the purpose of determining limits related to investment policies, capital structure and leverage, the investments of the Subsidiary is considered on an aggregate basis with those of the respective Fund.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of ACSSF Fund Limited, c/o Waystone, 20 Genesis Close, P.O. Box 1344 Grand Cayman KY1-1108, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of the Subsidiary.

The Subsidiary has entered into separate contracts with the Advisor and Mount Lucas for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's

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custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor, Mount Lucas or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

As of July 2, 2021, the following persons owned 5% or more of the outstanding shares of each Fund:

Income Opportunities Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	3,320,034.2380	17.06%
Charles Schwab 211 Main Street San Francisco, CA 94105	5,723,525.3210	29.41%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 2, 2021, securities of the Income Opportunities Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

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Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	2,946,881.3110	29.64%*
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	1,559,554.8700	15.69%
RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402	783,964.8170	7.89%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 2, 2021, securities of the Income Opportunities Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Opportunities Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	48,422,844.8260	16.18%
LPL Financial 4707 Executive Drive San Diego, CA 92121	27,334,869.8590	9.14%
Charles Schwab 211 Main Street San Francisco, CA 94105	43,778,623.1520	14.63%

As of July 2, 2021, securities of the Income Opportunities Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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LifeSci Healthcare Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	6,640.6010	7.16%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	7,904.4210	8.53%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	6,130.9680	6.62%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	6,457.1920	6.97%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	6,080.8630	6.56%

As of July 2, 2021, securities of the LifeSci Healthcare Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	7,555.9530	37.01%*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,576.8300	7.72%
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Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103	2,498.4380	12.24%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,482.3970	7.26%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 2, 2021, securities of the LifeSci Healthcare Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the LifeSci Healthcare Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	145,764.3890	7.38%
Charles Schwab 211 Main Street San Francisco, CA 94105	583,484.8840	29.56%*
E*TRADE Savings Bank P.O. Box 6503 Englewood, CO 80155	106,629.3080	5.40%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 2, 2021, securities of the LifeSci Healthcare Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Municipal Opportunities Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Municipal Opportunities Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	92,788.6330	95.87%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 2, 2021, securities of the Municipal Opportunities Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Municipal Opportunities Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	20,951.6770	90.02%*
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	2,321.2630	9.97%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 2, 2021, securities of the Municipal Opportunities Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Municipal Opportunities Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Mark & Krisan Kamies JT TEN 209 Look Back Drive Ozark, MO 65721	19,813.1930	7.53%
Charles Schwab 211 Main Street San Francisco, CA 94105	18,206.4330	6.92%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	47,913.7440	18.20%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	47,168.5420	17.92%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	15,607.0120	5.93%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	23,682.0130	9.00%

As of July 2, 2021, securities of the Municipal Opportunities Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Premium Opportunity Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab 211 Main Street San Francisco, CA 94105	108,541.7030	43.48%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 2, 2021, securities of the Premium Opportunity Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	8,513.5720	5.52%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	21,362.3180	13.84%
Wedbush Securities Charles Robinson 100 Wilshire Boulevard Los Angeles, CA 90017	15,270.3710	9.90%
Wedbush Securities Charles Robinson 100 Wilshire Boulevard Los Angeles, CA 90017	15,716.3020	10.18%

As of July 2, 2021, securities of the Premium Opportunity Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Premium Opportunity Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	353,219.3680	7.74%
Charles Schwab 211 Main Street San Francisco, CA 94105	1,111,526.3570	24.34%

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As of July 2, 2021, securities of the Premium Opportunity Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Robotics and Automation Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	41,511.8590	9.71%
LPL Financial 4707 Executive Drive San Diego, CA 92121	24,077.6360	5.63%
Charles Schwab 211 Main Street San Francisco, CA 94105	80,388.3850	18.80%

As of July 2, 2021, securities of the Robotics and Automation Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	25,318.2910	30.70%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	4,228.5250	5.13%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

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As of July 2, 2021, securities of the Robotics and Automation Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Robotics and Automation Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	899,848.4650	42.49%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	168,994.9410	7.98%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 2, 2021, securities of the Robotics and Automation Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Symmetry Strategy Fund

Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class A shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi 200 Dorado Beach Drive Apt. 3642 Dorado, PR 00646	88.6520	100.00%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of July 2, 2021, securities of the Symmetry Strategy Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class A shares of the Fund.

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The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class C shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry & Isobel Szilagyi 200 Dorado Beach Drive Apt. 3642 Dorado, PR 00646	88.6520	100.00%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of July 2, 2021, securities of the Symmetry Strategy Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Symmetry Strategy Fund’s Class I shares on July 2, 2021 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Hartz Capital Investments 400 Plaza Drive Secaucus, NJ 07094	2,687,853.4840	82.23%*
Charles Schwab 211 Main Street San Francisco, CA 94105	213,154.4890	6.52%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of July 2, 2021, securities of the Symmetry Strategy Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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ADVISOR AND SUB-ADVISORS

AlphaCentric has been retained by the Funds under a Management Agreement to act as each Fund’s advisor, subject to the oversight of the Board. AlphaCentric was organized under the laws of Delaware in February 2014. AlphaCentric oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of AlphaCentric is 53 Palmeras St., Suite 601, San Juan, PR 00901. AlphaCentric is controlled by Jerry Szilagyi. AlphaCentric is under common control with Catalyst Capital Advisors LLC and Rational Advisors, Inc., the investment advisers of other funds in the same group of investment companies also known as a “fund complex”.

The Management Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate listed below of each Fund’s average daily net assets:

Fund	Management Fee
Income Opportunities	1.50%
LifeSci Healthcare	1.25%
Municipal Opportunities	1.00%
Premium Opportunity	1.75%
Robotics and Automation	1.25%
Symmetry Strategy	1.35%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for each Fund and other expenses paid by each Fund as detailed in each Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at levels set forth below through July 31, 2022.

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Expense Limitation
Income Opportunities Fund	Class A - 1.74% Class C – 2.49% Class I – 1.49%
LifeSci Healthcare Fund	Class A – 1.65% Class C – 2.40% Class I – 1.40%
Municipal Opportunities Fund	Class A – 1.50% Class C – 2.25% Class I – 1.25%
Premium Opportunity Fund	Class A – 2.24% Class C – 2.99% Class I – 1.99%
Robotics and Automation Fund	Class A – 1.65% Class C – 2.40% Class I – 1.40%
Symmetry Strategy Fund	Class A – 1.85% Class C – 2.60% Class I – 1.60%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. The Management Agreement with respect to each Fund were approved by the Board at its meeting on the date listed below:

Fund	Meeting Date
Income Opportunities	February 23, 2015
LifeSci Healthcare	August 14, 2019
Municipal Opportunities	November 19, 2018
Premium Opportunity	May 4, 2016
Robotics and Automation	February 13, 2017
Symmetry Strategy	April 13, 2019

A discussion of the matters considered by the Board in connection with the approval of the Management Agreement for the Symmetry Strategy Fund is available in the Fund’s Semi-Annual Report to shareholders dated September 30, 2019. A discussion of the matters considered by the Board in connection with the renewal of the Management Agreement for the Income Opportunities Fund, Premium Opportunity Fund and Robotics and Automation Fund is available in the Funds’ Semi-Annual Report to shareholders dated September 30, 2020. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement for the LifeSci Healthcare Fund and Municipal Opportunities Fund is available in the Fund’s Annual Report to Shareholders dated March 31, 2020.

Each Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor for the fiscal periods ended March 31:

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Income Opportunities Fund

	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$35,438,944	$51,130,151	$45,954,809
Amounts Waived/Reimbursed	$4,143,722	$6,274,855	$6,772,123
Net Advisory Fee	$31,295,222	$44,855,296	$39,182,686

LifeSci Healthcare Fund

	Fiscal Period Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$3,528	$110,666
Amounts Waived/Reimbursed	$3,528/$61,663	$97,907
Net Advisory Fee	$0	$12,759

Municipal Opportunities Fund

	Fiscal Period Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$1,940	$6,316
Amounts Waived/Reimbursed	$1,940/$45,186	$6,316/$98,946
Net Advisory Fee	$0	$0

Premium Opportunity Fund

	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$152,462	$188,851	$1,232,415
Amounts Waived/Reimbursed	$97,621	$97,612	$40,402
Net Advisory Fee	$54,841	$91,239	$1,192,013

Robotics and Automation Fund

	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$303,822	$359,808	$457,736
Amounts Waived/Reimbursed	$174,465	$151,923	$165,273
Net Advisory Fee	$129,357	$207,885	$292,463

Symmetry Strategy Fund

	Fiscal Period Ended 2020	Fiscal Year Ended 2021
Gross Advisory Fee	$678,494	$567,632
Amounts Waived/Reimbursed	$101,437	$119,849
Net Advisory Fee	$577,057	$447,783

Sub- Advisor – Income Opportunities Fund

Garrison Point Capital, LLC (“Garrison Point” or “Sub-Advisor”) is an investment advisory firm founded in 2012 and registered as an investment advisor with the Securities and Exchange Commission on October 2, 2012. Garrison

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Point has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Garrison Point Sub-Advisory Agreement”) with the Advisor. Garrison Point is wholly owned by Garrison Point Holdings, PL which is controlled by Tom Miner and Garrett Smith. In addition to serving as the investment sub-advisor to the Fund, Garrison Point provides investment advice to individuals, high net worth individuals, trusts, businesses and charitable organizations. The Advisor and the Trustees have chosen to engage Garrison Point as Sub-Advisor to the Fund in part because of Garrison Point’s prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Garrison Point 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s management fee and is not an additional cost to the Fund. The Garrison Point Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. The Garrison Point Sub-Advisory Agreement for the Fund was approved by the Board on February 23, 2015. A discussion of the matters considered by the Board in connection with the renewal of the Garrison Point Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2020. For the fiscal year ended March 31, 2019, the Sub-Advisor earned $15,647,611 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2020, the Advisor paid the Sub-Advisor $22,427,648 in sub-advisory fees with respect to the Income Opportunities Fund. For the fiscal year ended March 31, 2021, the Sub-Advisor earned $19,591,343 in sub-advisory fees with respect to the Income Opportunities Fund.

Sub-Advisor – LifeSci Healthcare Fund

LifeSci Fund Management LLC, an investment advisory firm founded in 2019 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Sub-Advisor also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals.

As compensation for the sub-advisory services the Sub-Advisor provide to the Fund, the Advisor pays the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Fund is available in Fund’s Annual Report to Shareholders for the period ended March 31, 2020. For the fiscal year ended March 31, 2020, the Advisor paid the Sub-Advisor $0 in sub-advisory fees with respect to the LifeSci Healthcare Fund. For the fiscal year ended March 31, 2021, the Advisor paid the Sub-Advisor $6,379 in sub-advisory fees with respect to the LifeSci Healthcare Fund.

Sub-Investment Advisors – Municipal Opportunities Fund

SWBC Investment Company an investment advisory firm founded in 2007, has been retained to act as a sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“SWBC Sub-Advisory Agreement”) with the Advisor. SWBC also provides investment advisory services investment advisory services to individuals (other than high net worth individuals), high net worth individuals, banking or thrift institutions, charitable organizations and corporations. The Advisor and the Trustees have chosen to engage SWBC as a sub-advisor to the Fund in part because of Sub-Advisor personnel’s prior expertise in municipal investment strategies.

Mount Lucas Management, LP, an investment advisory firm founded in 1986 has been retained to act as the sub-advisor of the overlay strategy of the Fund under an Investment Sub-Advisory Agreement (“Mount Lucas Sub-Advisory Agreement” and, together with SWBC Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with the Advisor. Mount Lucas also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals. The Advisor and the Trustees have chosen to engage Mount Lucas as a sub-advisor to the Fund in part because of Sub-Advisor’s prior expertise and performance with the Fund’s overlay strategy.

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As compensation for the sub-advisory services the Sub-Advisors provide to the Fund, the Advisor pays SWBC 40% of the net advisory fees earned by the Advisor from the Fund and the Advisor pays Mount Lucas 10% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisors by the Advisor is from the Advisor’s management fee and is not an additional cost to the Fund. Each Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Mount Lucas Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended March 31, 2020 and a discussion of the matters considered by the Board in connection with the approval of the SWBC Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended March 31, 2021.

Prior to December 1, 2020, R&C Investment Advisors, LLC (“R&C Advisors”) served as sub-advisor to the Fund. For the fiscal period ended March 31, 2020, the Advisor paid the R&C Advisors $0 and Mount Lucas $0 in sub-advisory fees with respect to the Municipal Opportunities Fund. For the fiscal period ended March 31, 2021, the Advisor paid the R&C Advisors $0 and Mount Lucas $0 in sub-advisory fees with respect to the Municipal Opportunities Fund.

Sub-Advisor – Robotics and Automation Fund

Contego Capital Group, Inc, (“Contego” or “Sub-Advisor”), an investment advisory firm founded in 2011, has been retained to act as the Sub-Advisor to Robotics and Automation Fund under an Investment Sub-Advisory Agreement (“Contego Sub-Advisory Agreement”) with the Advisor. Contego also provides investment advisory services to individuals, high net worth individuals and pension and profit-sharing plans. The Advisor and the Trustees have chosen to engage Contego as the Sub-Advisor to the Fund in part because of the expertise of Contego’s management with the Fund’s investment strategy. Prior to December 1, 2018, Pacific View Asset Management, LLC (“Pacific View”) served as the Fund’s investment sub-advisor.

As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Contego 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s management fee and is not an additional cost to the Fund. The Contego Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the renewal of the Contego Sub-Advisory Agreement for the Robotics and Automation Fund is available in the Fund’s Annual Report to Shareholders for the period ended March 31, 2021. During the fiscal year ended March 31, 2019, the Advisor paid Contego $14,449 and Pacific View $50, 231 in sub-advisory fees with respect to the Robotics and Automation Fund. During the fiscal year ended March 31, 2020, the Advisor paid Contego $103,943 in sub-advisory fees with respect to the Robotics and Automation Fund. . During the fiscal year ended March 31, 2021, the Advisor paid Contego $146,232 in sub-advisory fees with respect to the Robotics and Automation Fund.

Sub-Advisor – Symmetry Strategy Fund

Mount Lucas Management, LP, an investment advisory firm founded in 1986 has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Mount Lucas Sub-Advisory Agreement”) with the Advisor. Mount Lucas also provides investment advisory services to separately managed accounts, pooled investment vehicles and high net worth individuals. The Advisor and the Trustees have chosen to engage Mount Lucas as a sub-advisor to the Fund in part because of Sub-Advisor’s prior expertise and performance with other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services the Sub-Advisors provide to the Fund, the Advisor pays Mount Lucas 100% of the net advisory fees paid to the Advisor on assets received by the Fund in connection with the reorganization of the Predecessor Fund and 50% of the net advisory fees earned by the Advisor from the Fund on all other Fund assets. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers

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due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor is from the Advisor’s management fee and is not an additional cost to the Fund. In addition to being a beneficial holder of 5% or more of the Fund, Hartz Capital Investments LLC (“Hartz”), an initial investor in the Predecessor Fund, received a share of revenue received by the Sub-Advisor pursuant to a seed investor agreement. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Fund is available in Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2019. During the fiscal period ended March 31, 2020, the Advisor paid Mount Lucas $568,703 in sub-advisory fees with respect to the Symmetry Strategy Fund. During the fiscal period ended March 31, 2021, the Advisor paid Mount Lucas $432,411 in sub-advisory fees with respect to the Symmetry Strategy Fund.

Portfolio Managers – Income Opportunities Fund

Subject to the oversight and approval of the Advisor, Tom Miner, Garrett Smith and Brian Loo are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Miner, Smith and Loo’s compensation is based on a salary plus bonus based on a percentage of overall profits of Garrison Point. They also participate in a pension plan. Messrs. Miner, Smith and Loo are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the sub-advisor's business.

Portfolio Manager – LifeSci Healthcare Fund

Subject to the oversight and approval of the Advisor, Mark G. Charest, Ph.D. is primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Charest’s compensation is based on a percentage of the net profits realized by the Sub-Advisor from the Fund.

Portfolio Managers – Municipal Opportunities Fund

Subject to the oversight and approval of the Advisor, Roberto Roffo, Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Roffo is the Lead Portfolio Manager. Mr. Roffo receives from SWBC a fixed based salary plus a discretionary bonus. Messrs. Rudderow, Prior, and Aspell receive a salary, 401k contributions and a proportionate share of the firm’s net profits.

Portfolio Manager – Premium Opportunity Fund

Subject to the oversight and approval of the Advisor, Russell Kellites, as portfolio manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Kellites compensation is based on a percentage of the net profits realized by the Advisor from the Fund.

Portfolio Manager – Robotics and Automation Fund

Subject to the oversight and approval of the Advisor, Brian Gahsman, as portfolio manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Gahsman compensation is based on a percentage of the net profits realized by the Sub-Advisor from the Fund.

Portfolio Managers – Symmetry Strategy Fund

Subject to the oversight and approval of the Advisor, Gerald L. Prior, III, David Aspell, and Timothy J. Rudderow Sr. are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Rudderow, Prior, and Aspell receive a salary, 401k contributions and a proportionate share of the firm’s net profits.

As of March 31, 2021, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Tom Miner, Garrett Smith, Brian Loo, Russell Kellites, Brian Gahsman, Mark G. Charest, Roberto Roffo, Gerald Prior, III, David Aspell and Timothy Rudderow are as follows:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Tom Miner	1	$3,651.85 million	0	$0	41	$108.46 million
Garrett Smith	1	$3,651.85 million	0	$0	41	$108.46 million
Brian Loo	1	$3,651.85 million	0	$0	41	$108.46 million
Russell Kellites	1	$100.8 million	0	$0	0	$0
Brian Gahsman	1	$43 million	0	$0	111	$135 million
Mark G. Charest	1	$27.5 million	0	$0	0	$0
Roberto Roffo	1	$3.2 million	0	$0	0	$0
Gerald Prior, III	3	$72.3 million	8	$542.3 million	12	$859.3 million
David Aspell	3	$72.3 million	8	$542.3 million	12	$859.3 million
Timothy Rudderow	3	$72.3 million	8	$542.3 million	12	$859.3 million

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, except for Brian Gahsman, Tom Miner, Garrett Smith and Brian Lee are not based on the performance of the respective account. With respect to the accounts of Brian Gahsman, Tom Miner, Garrett Smith, Brian Loo, Mark G. Charest, Roberto Roffo, Gerald Prior, III, David Aspell and Timothy Rudderow, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Brian Gahsman	0	$0	0	$0	0	$0

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(millions)		(millions)		(millions)
Tom Miner	0	$0	0	$0	1	$8.54 million
Garrett Smith	0	$0	0	$0	1	$8.54 million
Brian Loo	0	$0	0	$0	1	$8.54 million
Mark G. Charest	0	$0	0	$0	0	$0

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Roberto Roffo	1	$3.2 million	0	$0	0	$0
Gerald Prior, III	0	$0	2	$188.5 million	1	$99.4 million
David Aspell	0	$0	2	$188.5 million	1	$99.4 million
Timothy Rudderow	0	$0	2	$188.5 million	1	$99.4 million

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Income Opportunities Fund
Tom Miner	Over $1,000,000
Garrett Smith	$500,001-$1,000,000
Brian Loo	$100,001-$500,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Premium Opportunity Fund
Russell Kellites	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Robotics and Automation Fund
Brian Gahsman	None

Name of Portfolio Manager	Dollar Range of Equity Securities in the LifeSci Healthcare Fund
Mark G. Charest	$10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Municipal Opportunities Fund
Roberto Roffo	None
Tim Rudderow	$10,001-$50,000
Gerald L. Prior, III	None
David Aspell	$10,001-$50,000
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Name of Portfolio Manager	Dollar Range of Equity Securities in the Strategy Symmetry Fund
Tim Rudderow	Over $1,000,000
Gerald L. Prior, III	$100,001-$500,000
David Aspell	$10,001-$50,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•	The appearance of a conflict of interest may arise where an Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•	The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, each Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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CODE OF ETHICS

AlphaCentric, Garrison Point, SWBC, Mount Lucas, LifeSci, Contego, Northern Lights Distributors, LLC and the Trust have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this Agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act,

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and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal periods ended March 31, the Funds paid GFS the following fees for its services:

Fund	2019	2020	2021
Income Opportunities	$1,056,495	$1,354,363	$1,395,294
LifeSci Healthcare	n/a	$4,598	$27,232
Municipal Opportunities	n/a	$4,420	$25,883
Premium Opportunity	$17,322	$28,377	$55,395
Robotics and Automation	$30,649	$33,689	$48,706
Symmetry Strategy	n/a	$35,379	$42,556

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pays MFund $5,000 annually plus an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by AlphaCentric):

.10% of net assets up to $50 million;

.07% of net assets from $50 million to $100 million;

.05% of net assets from $100 million to $250 million;

.04% of net assets from $250 million to $500 million;

.03% of net assets from $500 million to $1 billion;

.02% of net assets from $1 billion to $5 billion;

.01% of assets from $5 billion and above

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC (an advisor to other series of the Trust), and a Trustee of the Trust. For the fiscal periods ended March 31, the Funds paid MFund the following fees for its services:

Fund	2019	2020	2021
Income Opportunities	$713,779	$888,760	$854,082
LifeSci Healthcare	n/a	$1,757	$7,642
Municipal Opportunities	n/a	$1,307	$5,176
Premium Opportunity	$7,614	$8,251	$26,113
Robotics and Automation	$12,293	$12,249	$15,972
Symmetry Strategy	n/a	$13,678	$14,717

COMPLIANCE SERVICES

MFund Services provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. During the fiscal periods ended March 31, the Funds paid MFund Services the following amounts for these services:

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Fund	2019	2020	2021
Income Opportunities	$74,360	$88,397	$91,387
LifeSci Healthcare	n/a	$4,734	$11,248
Municipal Opportunities	n/a	$3,550	$17,258
Premium Opportunity	$7,096	$8,803	$8,496
Robotics and Automation	$13,265	$14,252	$12,595
Symmetry Strategy	n/a	$9,395	$12,392

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 151 North Franklin Street, Suite 575, Chicago, IL 60606. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares

53

may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Each Fund except the Income Opportunities Fund has adopted a Plan for Class I shares. Under the Plan related to Class I Shares, each Fund may incur an annual fee of up to 0.25% of the average daily net assets of each Fund’s Class I Shares (the “Class I 12b-1 Fee). However, the Class I 12b-1 Plans has not been implemented, and there are no plans to impose these fees. Under each Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee and Class I 12b-1 Fee are collectively referred to as the “12b-1 Fees”). Brokers receive a 1% commission from the Fund for the sale of Class C shares. The Advisor reimburses the Fund for this expense and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the period ended March 31, 2021.

Fund	Class A Shares	Class C Shares
Income Opportunities Fund	$505,335	$1,117,766
LifeSci Healthcare Fund	$901	$444
Municipal Opportunities Fund	$54	$163
Premium Opportunity Fund	$9,026	$13,246
Robotics and Automation Fund	$16,671	$11,613
Symmetry Strategy Fund	$4	$8
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The table below states the principal types of activities for which each Fund made payments under the distribution plan for the period ended March 31, 2021.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensa-tion to Underwriters	Compensa-tion to Broker Dealers	Reimburse-ment to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Income Opportunities Fund Class A	$0	$0	$0	$573,639	$0	$0	$(68,304)
Class C	$0	$0	$0	$1,209,784	$0	$0	$(92,018)
LifeSci Healthcare Fund Class A	-	-	-	$1,120	-	-	$(219)
Class C	-	-	-	$304	-	-	$140
Municipal Opportunities Fund Class A	-	-	-	$783	-	-	$(729)
Class C	-	-	-	$0	-	-	$163
Premium Opportunity Fund Class A	$0	$0	$0	$27,663	$0	$0	$(18,637)
Class C	$0	$0	$0	$11,506	$0	$0	$1,740
Robotics and Automation Fund Class A	$0	$0	$0	$17,803	$0	$0	$(1,132)
Class C	$0	$0	$0	$13,873	$0	$0	$(2,260)
Symmetry Strategy Fund Class A	-	-	-	$665	-	-	$(661)
Class C	-	-	-	$0	-	-	$8

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The Distributor of the Funds received the following commissions and other compensation from the Funds during the fiscal period ended March 31, 2021.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Income Opportunities Fund	$52,305	$0	$0	$0
LifeSci Healthcare Fund	$6,372	$0	$0	$0
Municipal Opportunities Fund	$0	$0	$0	$0
Premium Opportunity Fund	$7,097	$0	$0	$0
Robotics and Automation Fund	$8,500	$0	$0	$0
Symmetry Strategy Fund	$0	$0	$0	$0

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

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The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the Robotics and Automation Fund’s securities lending activities during the most recent fiscal year were as follows:

Gross income from securities lending activities (including income from cash collateral reinvestment)	$137,415
Fees and/or compensation for securities lending activities and related services	-
Fees paid to securities lending agent from a revenue split	$(26,391)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(1,305)
Administrative fees not included in revenue split	-
Indemnification fees not included in revenue split	-
Rebate (paid to borrower)	$(4,150)
Other fees not included in revenue split	-
Aggregate fees/compensation for securities lending activities	$(31,846)
Net income from securities lending activities	$105,569

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Income Opportunities Fund	Garrison Point
LifeSci Healthcare Fund	LifeSci
Municipal Opportunities Fund	Mount Lucas
Premium Opportunity Fund	AlphaCentric
Robotics and Automation Fund	Contego
Symmetry Strategy Fund	Mount Lucas
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The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies are attached hereto as Appendices B, C, D, and E.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-844-223-8637 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. For the last two fiscal periods, the portfolio turnover rates for the Funds were as follows:

Fund	2020	2021
Income Opportunities	54%	3%
LifeSci Healthcare	215%	141%
Municipal Opportunities	314%	143%
Premium Opportunity	0%	9%
Robotics and Automation	315%	125%
Symmetry Strategy	113%	121%

The decrease in the LifeSci Healthcare Fund's portfolio turnover rate from 215% in the 2020 fiscal year to 141% in the 2021 fiscal year was due to significant portfolio repositioning in the end of the 2020 fiscal year in connection with the pandemic which was not repeated in the 2021 fiscal year. The decrease in the Municipal Opportunities Fund's portfolio turnover rate from 314% in the 2020 fiscal year to 143% in the 2021 fiscal year was due strategies employed to increase the yield on the Fund. The decrease in the Robotics and Automation Fund's portfolio turnover rate from 315% in the 2020 fiscal year to 125% in the 2021 fiscal year was due to a reduction in the Fund’s hedging strategy due to the unpredictable market movements during the pandemic.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay

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a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that an affiliate of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution

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capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreements do not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

For the fiscal periods ended March 31, the Funds paid the following in commissions on the purchase and sale of securities:

Fund	2019	2020	2021
Income Opportunities	$44,799	$55,220	$38,955
LifeSci Healthcare	n/a	$1,538	$23,346
Municipal Opportunities	n/a	$661	$2,528
Premium Opportunity	$41	$136	$85,699
Robotics and Automation	$132,236	$292,587	$158,807
Symmetry Strategy	n/a	$21,369	$43,469

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be cancelled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

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The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares (of any class) owned by the investor, his spouse, children and grandchildren under 21 (collectively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

For example, if an Investor-owned Class A shares of the AlphaCentric Income Opportunities Fund worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares of the Fund, the sales charge for the $10,000 purchase of the Fund would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

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With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide

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range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits and would be eligible for the dividends-received deduction for corporations. For the fiscal and tax year ended March 31, 2021, the AlphaCentric Municipal Opportunities Fund did not qualify to pass-through interest received from municipal securities as tax-exempt dividends. Subsequently, the AlphaCentric Municipal Opportunities Fund changed it tax year to April 30. Additionally, the Fund did not qualify to pass-through interest received from municipal securities as tax-exempt dividends for the one-month tax year ended April 30, 2021. For periods after April 30, 2021, the Fund intends to comply with Code requirements so that it can pass-through interest received from municipal securities as tax-exempt dividends.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of March 31, 2020, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring Short-Term Non-Expiring Long-Term Total CLCF

Income Opportunities $365,606,308 $311,050,547 $676,656,855 $0

LifeSci Healthcare $0 $0 $0 $86,807

Municipal Opportunities $52,823 $2,541 $55,634 $267

Robotics and Automation $996,852 $0 $996,852 $1,974,171

Premium Opportunity $0 $0 $0 $0

Symmetry Strategy $3,042,810 $4,195,105 $7,237,915 $0

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions

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and the proceeds arising from the sale of Fund shares paid by a Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

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BACKUP WITHHOLDING

Each Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.

FINANCIAL STATEMENTS

The financial statements of Funds and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal period ended March 31, 2021 are incorporated by reference. You can obtain the Funds’ Annual or Semi-Annual Reports, without charge by calling 1-844-223-8637.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties

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or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

ALPHACENTRIC ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, AlphaCentric Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to

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declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX C

GARRISON POINT CAPITAL, LLC

PROXY VOTING POLICY

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. GPC will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

GPC does not have authority to vote proxies relating to client securities held by wealth management clients.  These proxy voting policies and procedures apply strictly to the investment management services GPC provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where GPC’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby GPC exercises proxy authority. This document is available upon client request. GPC will also make available the record of GPC’s votes promptly upon request.

The CCO of GPC is responsible for monitoring the effectiveness of this policy.  Unless contractually obligated to vote in a certain manner, GPC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where GPC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. GPC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

GPC will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, GPC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, GPC’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, GPC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

GPC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which GPC will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure.  As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, GPC will generally vote along with management.

Non-Routine Matters

Non-routine matters might include such things as:

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  Amendments to management incentive plans
  The authorization of additional common or preferred stock
  Initiation or termination of barriers to takeover or acquisition
  Mergers or acquisitions
  Corporate reorganizations
  Term limits for board members
  "Contested" director slates

In non-routine matters, GPC will attempt to be generally familiar with the questions at issue.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", GPC, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. GPC’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting GPC’s proxies after approval by the CCO.

Documenting Proxy Voting

GPC will maintain copies of each proxy statement received and of each executed proxy; however, GPC may rely on the SEC’s EDGAR system for records of proxy statements. GPC will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

GPC will also maintain a record of each written request from a Client or Investor for proxy voting information and GPC’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between GPC and its clients may arise when GPC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the GPC’s clients.

If the issue is specifically addressed in these policies and procedures, GPC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, GPC shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from GPC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, GPC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix D

Contego Capital Group, Inc.

Proxy Voting

  General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because the Company has discretionary authority over the securities held by various advisory Client accounts, the Company is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures reasonably designed to ensure the Company votes proxies in the best interest of its Clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule.

  Application; General Principles

The Company, on behalf of its Clients, has retained a third party proxy advisory firm, Institutional Shareholder Services Inc. (“ISS”), to coordinate and vote all proxies in a manner in which is consistent with the Company’s fiduciary duties and the general principals applicable to the Company as outline below. In light of this delegation and use of a third-party proxy advisory firm, all references to the Company in this Section IV.M. “Proxy Voting” should include ISS, as appropriate if and when ISS is performing such actions on behalf of the Company.

ISS, on behalf of the Company and its Clients, shall vote all proxies in respect of securities owned by or on behalf of a Client in the Client’s and pooled investment vehicle investors’ best economic interests and without regard to the interests of the Company, any other Client or any other pooled investment vehicle investor. If the Client does not grant direct voting authority to the Company, Clients will not receive information about their proxies from the Company. Instead, Clients will be instructed to receive proxies from their custodian, transfer agent or other third-party service providers such as their proxy service provider.

ISS, on behalf of the Company and its Clients subject to ERISA, shall exercise the Company’s fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Company recognizes that the exercise of voting rights on securities held by ERISA plans for which the Company has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, ISS, on behalf of the Company, will exercise the Company’s fiduciary responsibility to vote all proxies for shares for which the Company has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Company as investment manager.

  Determination of Vote
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The Company’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the Client. The Company monitors corporate actions of those securities it has purchased on behalf of its Clients by utilizing a third party proxy management system provided by ISS. Receipt of proxy materials are logged into a proxy control sheet.

The majority of proxy-related issues generally fall within the following five (5) categories: (i) corporate governance; (ii) takeover defenses; (iii) compensation plans; (iv) capital structure; and (v) social responsibility. The Company will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to the Company’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a Client’s investment. Additionally, the Company may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a Client. Accordingly, the Company may abstain from voting in certain circumstances.

The Company will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by ISS). Subject to specific provisions in a Client’s account documentation related to exception voting, the Company only accepts direction from a Client to vote proxies for that Client’s account pursuant to the Guidelines or ISS’s recommendations, including recommendations under its Proxy Voter Services program. In addition, a Client may instruct the Company in its investment management agreement to vote all proxies strictly in accordance with the ISS Taft-Hartley voting guidelines (the “Taft-Hartley Guidelines”).

  Conflicts of Interest

The CCO is responsible for monitoring and resolving possible conflicts with respect to proxy voting. Because the Guidelines are pre-determined by ISS and designed to be in the best interests of shareholder, application of the Guidelines to vote Client proxies should, in most cases, adequately address any possible conflicts of interest. Similarly, for Clients who have instructed the Company to vote proxies in accordance with the Taft-Hartley Guidelines, these guidelines are pre-determined by ISS. As a result, application of the Guidelines and Taft-Hartley Guidelines to vote Client proxies should, in most cases, adequately address any possible conflicts of interest.

The CCO shall review records of votes that were cast by ISS on a periodic basis. This review shall be conducted by sampling proxy votes to ensure whether they complied with the Guidelines and if votes that were cast inconsistently with the Guidelines, the related rationale for such votes.

A conflict of interest may exist, for example, if the Company or its affiliates have a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any Employee with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the CCO and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest may be referred to the CCO for resolution. If the CCO does not agree that the Employee’s rationale is reasonable, the CCO will refer the matter to the Portfolio Manager to vote the proxy. If a matter is referred to the Portfolio Manager the decision made and basis for the decision will be documented by the CCO.

The Company’s proxy advisory service provider, ISS, provides the CCO with an extensive array of information to ensure that the Company is fully informed of potential conflicts and the steps ISS has taken to address them. Among

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other things, ISS supplies a comprehensive due diligence compliance package on its website to assist the Company in fulfilling its own obligations regarding the use of independent, third-party proxy advisory firms. This package includes a copy of ISS regulatory code of ethics, a description of other policies, procedures and practices regarding potential conflicts of interest and a description of ISS and its affiliates business. Moreover, each proxy analysis and research report ISS issues contains a legend indicating that the subject of the analysis or report may be a client of or affiliated with a client of ISS and its affiliated entities. Each analysis and report also notes that one or more proponents of a shareholder proposal may be a client of the proxy advisory firm or one of its affiliates, or may be affiliated with such a party.

In the event, the CCO wishes to learn more about the relationship, if any, between ISS (or its affiliated entities) and the subject of an analysis or report, the CCO has the ability to contact ISS’s compliance department for relevant details. In addition, the CCO has the ability to obtain lists of all ISS clients. These processes allows the CCO to receive the information needed without revealing the identity of the ISS clients to research analysts as they prepare vote recommendations and other research. The Company believes that these extensive measures provide a high degree of comfort that ISS has eliminated or is effectively managing the potential conflicts of interest its business entails.

  Recordkeeping

Pursuant to the Proxy Voting Rule, the Company shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for Client securities; (iii) records of votes cast on behalf of Clients; (iv) written Client requests for proxy voting information and written adviser responses to any Client request (whether oral or written) for proxy voting information; and (v) any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of the Company. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). Records of the Company’s proxies voted are also maintained through an online proxy management system provided by ISS. The CCO is responsible for ensuring all Clients, who have given the Company proxy voting authority, are voted and for maintaining a record of all proxies voted.

  Policy Statement and Requests

Upon request and on an annual basis, the Company shall provide its Clients with the proxy voting record for that Client’s account. Records of the Company’s proxies voted are maintained through the online management system provided by ISS

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Appendix E

Proxy Voting Policies and Procedures

LifeSci Fund Management LLC

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. LifeSci will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

LifeSci does not have authority to vote proxies relating to client securities held by wealth management clients. These proxy voting policies and procedures apply strictly to the investment management services LifeSci provides to mutual funds.

These policies and procedures are designed to deal with the complexities which may arise in cases where LifeSci’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby LifeSci exercises proxy authority. This document is available upon client request. LifeSci will also make available the record of LifeSci’s votes promptly upon request.

The CCO of LifeSci is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, LifeSci will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where LifeSci deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. LifeSci may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

LifeSci will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, LifeSci’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, LifeSci’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, LifeSci will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

LifeSci will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which LifeSci will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, LifeSci will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

•	Amendments to management incentive plans
•	The authorization of additional common or preferred stock
•	Initiation or termination of barriers to takeover or acquisition
•	Mergers or acquisitions
•	Corporate reorganizations
•	Term limits for board members
•	"Contested" director slates

In non-routine matters, LifeSci will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Members will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", LifeSci, in conjunction with the Managing Members, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. LifeSci’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting LifeSci’s proxies after approval by the CCO.

Documenting Proxy Voting

LifeSci will maintain copies of each proxy statement received and of each executed proxy; however, LifeSci may rely on the SEC’s EDGAR system for records of proxy statements. LifeSci will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

LifeSci will also maintain a record of each written request from a Client or Investor for proxy voting information and LifeSci’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between LifeSci and its clients may arise when LifeSci’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the LifeSci’s clients.

If the issue is specifically addressed in these policies and procedures, LifeSci will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, LifeSci shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from LifeSci’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, LifeSci will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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Appendix F

Proxy Voting Policies and Procedures

Mount Lucas Management LP

1. Background.

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for: (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Mount Lucas Management LP (“Mount Lucas” or the “Firm”) for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

• The underlying advisory agreement entered into with the client expressly provides that the Firm shall be responsible to vote proxies received in connection with the client’s account;

• The underlying advisory agreement entered into with the client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the client’s account, and the Firm has discretionary authority over investment decisions for the client’s account; or

• In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Firm’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Timothy Rudderow at 267-359-3500.

2. Proxy Voting Policies.

In the absence of specific voting guidelines from a client, Mount Lucas will vote proxies in a manner that is in the best interest of the client. This principle may result in different voting results for proxies for the same issuer. The Firm shall consider only those factors that relate to the client's investment or are dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all may be in the best interest of the client). Mount Lucas believes that voting proxies in accordance with the following policies is in the best interests of its clients:

A. Specific Voting Policies.

1. Routine Items:

• The Firm will generally vote for the election of directors (where no corporate governance issues are implicated).

• The Firm will generally vote for the selection of independent auditors.

• The Firm will generally vote for increases in or reclassification of common stock.

• The Firm will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

• The Firm will generally vote for changes in the board of directors.

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• The Firm will generally vote for outside director compensation.

• The Firm will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

• The Firm will generally vote for proposals that increase shareholder value.

• The Firm will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management.

• The Firm will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

• The Firm will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

• The Firm will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

• The Firm will generally vote against anti-greenmail provisions.

B. General Voting Policy.

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Firm may engage an independent third party to determine how the proxies should be voted. In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Firm or:

• any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate is:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Firm;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

• any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

• any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person”.)

After informing the client of any potential conflict of interest, the Firm will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures; and (2) the process or procedures clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts. This information may be provided to clients through the Firm’s Form ADV (Part 2 or Schedule H)

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disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

3. Proxy Voting Procedures.

A. Timothy J. Rudderow, Sr. (the “Responsible Party”) shall be designated by the Firm to make discretionary investment decisions for the client's account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. All proxies and ballots received by Mount Lucas will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log (see sample attached).

C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Firm or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Firm’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Firm).

E. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

• the proposal to be voted upon;

• the actual or potential conflict of interest involved;

• the Firm’s vote recommendation (with a summary of material factors supporting the recommended vote); and

• if applicable, the relationship between the Firm and any Interested Person.

The Conflict Notice will either request the client’s consent to the Firm’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Firm. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Firm may:

• engage a non-Interested Party to independently review the Firm’s vote recommendation if the vote recommendation would fall in favor of the Firm’s interest (or the interest of an Interested Person) to confirm that the Firm’s vote recommendation is in the best interest of the client under the circumstances;

• cast its vote as recommended if the vote recommendation would be against the Firm’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

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• abstain from voting if such action is determined by the Firm to be in the best interest of the client under the circumstances.

F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

• The Firm’s proxy voting policies and records;

• A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

• A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request)

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